                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111
                           ---------------------------

          NOTICE OF SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 1998
                           ---------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Class A and Class B Shareholders of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") will be held at the offices of the Pennsylvania Medical Society, 777 East Park Drive, Harrisburg, PA on Saturday, November 14, 1998, at 9:30 a.m. for the following purposes:

         1. For the holders of the Class A and Class B Shares to approve the Plan of Recapitalization and the Amended and Restated Articles of Incorporation of the Company which will (a) create a new class of voting common stock; (b) change the voting rights of the Class A Shares; (c) provide for the conversion of the Class A and Class B Shares into shares of a new class of common stock; (d) restrict the transferability of the shares of the new class of common stock into which the Class A and Class B Shares are converted if the conversion occurs prior to January 1, 2000; and (e) authorize the issuance of a new class of preferred stock by the Company, the terms of which will be determined at a later date by the Board of Directors;

         2. For the holders of the Class A Shares (only) to approve amendments to Section 3.5 and Section 10.1 of the Company's bylaws which will change the percentage shareholder vote required to (a) authorize the sale of the Company and (b) further amend Section 3.5 of the bylaws;

         3. For the holders of the Class A Shares (only) to approve a stock option plan for officers and full-time employees of the Company; and

         4. To consider and transact such other business as may properly come before the meeting.

         Class A and Class B Shareholders of record on October 3, 1998, are entitled to notice of and to vote at the Special Meeting; however, Class B Shareholders will be entitled to vote only with respect to the approval of the Company's Plan of Recapitalization and the Amended and Restated Articles of Incorporation and not on any other matter to be voted on at the meeting.

         THE BOARD OF DIRECTORS HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors



                                            Krista G. Maddigan, Secretary


October __, 1998

                                PRELIMINARY COPY


                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

               SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 14, 1998

                                                    Approximate Date of Mailing:
                                                                October 19, 1998


         This Proxy Statement is being mailed by the Board of Directors (the "Board") of the Company to shareholders to solicit proxies for use at a special meeting of shareholders (the "Meeting") to be held on Saturday, November 14, 1998, at 9:30 a.m. local time, at the offices of the Pennsylvania Medical Society, 777 East Park Drive, Harrisburg, Pennsylvania and at such other times and places to which the Meeting may be adjourned.

         All Class A Shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR approval of a Plan of Recapitalization and Amended and Restated Articles of Incorporation for the Company; (ii) FOR approval of amendments to Sections 3.5 and 10.1 of the Company's Bylaws; (iii) FOR approval of a Stock Option Plan for the officers and full-time employees of the Company; and (iv) at the discretion of the Proxyholders with regard to any other matters which may properly come before the Meeting and any adjournment thereof.

         All Class B Shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR approval of the Plan of Recapitalization and Amended and Restated Articles of Incorporation; and (ii) at the discretion of the Proxyholders with regard to any other matters that may properly come before the Meeting and any adjournment thereof on which the holders of Class B shares are entitled to vote. Unless the shareholder otherwise specifies, the Proxyholders will vote both the Class A and Class B Shares in accordance with the authority granted in the Proxy for all shareholders who hold both Class A and Class B Shares.

         Any shareholder executing a Proxy retains the right to revoke it at any time before it is exercised at the Meeting. A Proxy may be revoked by delivery of written notice to the Secretary of the Company, by execution of a later Proxy or by voting shares in person at the Meeting. If not revoked, all shares represented by properly executed Proxies will be voted as directed therein.

Securities Entitled to Vote

         Class A and Class B shareholders of record on October 3, 1998 are entitled to notice of and to vote at the Meetings. However, Class B shareholders will be entitled to vote only with respect to the adoption of the Company's Plan of Recapitalization and the Amended and Restated Articles of Incorporation and not on any other matter to be voted on at the Meeting. On the record date, there were 4,087 shares of Class A voting common stock (the "Class A Shares") outstanding and 1,074 shares of Class B non-voting common stock (the "Class B Shares") outstanding. Only holders of record of Class A and Class B Shares who are practicing physicians (medical doctors or doctors of osteopathy), podiatrists and oral surgeons (or their Qualified Retirement Plans) may vote on any of the matters presented at the Meeting as to which a holder of such share may be entitled to vote (see Exhibit "A" for certain "Definitions"). Each holder of Class A Shares is entitled to only one vote, regardless of the number of Class A Shares held.

         The holders of shares entitled to cast not less than one-third of the votes must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. All shares present in person or represented by proxy and entitled to vote are counted for quorum purposes. With respect to the approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation, the quorum requirement is one-third of the Class A Shares entitled to vote and one-third of the Class B Shares. For all matters other than the amendment of the Company's bylaws, approval of the matters to be voted upon requires the affirmative vote of a majority of the votes of shares present in person or by proxy and entitled to vote on such matter. Approval of the amendment of the Company's bylaws requires the affirmative vote of ninety percent (90%) of the votes entitled to be cast by all Class A shareholders. Class B shareholders are not entitled to vote on the amendment of the bylaws. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

Approval of Plan of Recapitalization and Amended and Restated Articles of Incorporation

         THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS A SHARES AND THE CLASS B SHARES VOTE TO APPROVE THE ADOPTION OF A TAX-FREE PLAN OF RECAPITALIZATION AND THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION. The forms of the proposed Plan of Recapitalization (the "Plan") and the Amended and Restated Articles of Incorporation (the "Restated Articles") are attached to this Proxy Statement as Exhibits "B"and "C". In general, the Plan and the Restated Articles will change the voting rights of the Class A Shares, create new classes of both common and preferred stock, provide for the conversion of the outstanding Class A and Class B Shares to shares of a new class of voting common stock and simplify the shares of the Company by eliminating the Class C and Class D common stock. These changes to the Articles of Incorporation are described in more detail below.

         1. Change in Voting Rights of Class A Shares. The rights of Class A Shares will be modified to provide that, upon the issuance by the Company of any shares of Common Stock, holders of Class A Shares will be entitled to cast 400 votes for each share of Class A common stock held on all matters presented to the shareholders for a vote. The holders of Class A Shares currently have only one vote per person regardless of the number of shares held. The purpose of this change is to simplify the voting rights of the Class A Shares. The Plan does not provide for any change in the voting rights of the Class B Shares, which are non-voting except where required by law.

         2. Conversion of Class A and Class B Shares. The Class A and Class B Shares will be changed to permit the voluntary conversion of Class A Shares and Class B Shares into shares of a new class of voting common stock to be called the "Common Stock" on or after January 1, 1999 at the election of the holder and to require conversion effective as of January 1, 2000. The conversion ratio will be 400 shares of Common Stock for each Class A Share and 100 shares of Common Stock for each Class B Share. The rights of holders of shares of Common Stock are described below under the caption, "Common Stock". The Company believes the conversion of shares will be a tax-free exchange under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, although it has not obtained a ruling from the Internal Revenue Service to that effect. In such event, there would be no taxable gain or loss to the holders of the Company's Class A and Class B Shares as a result of the conversion of such shares into shares of the Company's Common Stock.

         The purposes for converting the Class A and Class B Shares to shares of Common Stock are: to simplify the Company's share structure; to increase the liquidity of the shares in the capital markets; to enhance the marketability of the Company's shares and its ability to raise capital; to expand the pool of potential investors who are eligible to purchase the Company's shares to include other licensed or retired health professionals who are not physicians and their practice groups and retirement plans; to increase the transferability of the Company's shares to other health professionals; to allow the Company's employees to acquire and retain shares of the Company; and to provide option shares to be awarded to management and full-time employees of the Company and its subsidiaries as a performance incentive.

         Subject to adjustment of the conversion ratio, as set forth in Subsection 3(d)(iii) of the Plan, holders of Class A Shares will have the option, from and after January 1, 1999 and until and including December 31, 1999, to convert each Class A Share into 400 shares of Common Stock and holders of Class B Shares will have the option, from and after January 1, 1999 and until and including December 31, 1999, to convert each Class B Share into 100 shares of Common Stock. Holders of Class A and Class B Shares who elect to convert their shares must convert all of their Class A or Class B Shares to Common Stock.

         All Class A and Class B Shares which have not already been converted to Common Stock by the holder during the optional period for conversion will automatically convert to shares of Common Stock at 11:59 p.m.on December 31, 1999. All Class A and Class B Shares will also automatically convert to shares of Common Stock on the day before the occurrence of any of the following events:
(a) a reclassification or change of the outstanding Common Stock (except a stock split or a combination of shares); (b) a consolidation or merger of the Company (except a merger in which the Company survives without a reclassification or change of the Company's Common Stock except a split or combination of shares); or (c) the sale or conveyance (except if the sale or conveyance is for cash followed by the immediate distribution of such cash to the shareholders of the Company) to another corporation of all or substantially all or substantially all of the Company's property.

         After the conversion, the only outstanding shares of the Company's stock will be the shares of the Company's Common Stock. There are no shares outstanding of the Company's Class C or Class D common stock, and, upon the effective date of the Restated Articles, the Company's Class C and Class D common stock will be eliminated in their entirety. Shareholders who convert their Class A or Class B Shares to shares of Common Stock prior to January 1, 2000 may not sell or transfer their shares of Common Stock until January 1, 2000 except in limited circumstances arising by operation of law, for example, the shareholder's death, bankruptcy or insolvency.

         3. New Common Stock. The Board proposes to authorize 20,000,000 shares of an additional class of common stock with a par value of $.01 per share, which will be called the " Common Stock". All shares of the Common Stock will have the same voting, dividend and liquidation rights. Holders of Common Stock will have no preemptive rights. Except as otherwise provided by law, the holders of Common Stock and the holders of Class A Shares shall vote as a class. The holders of Common Stock will have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares voting at such election will not be able to elect any of the directors. The Company intends to register the Common Stock under the Securities Exchange Act of 1934, as amended.

         Holders of shares of Common Stock will be entitled to one vote per share but will only be entitled to vote their shares if the holder meets the shareholder eligibility requirements (described below) under the Restated Articles. Shares of Common Stock may not be transferred until January 1, 2000 except in limited circumstances arising by operation of law. After January 1, 2000, holders of Common Stock will be permitted to transfer their shares only to persons who meet the shareholder eligibility requirements and to no other persons except for gifts or in limited circumstances arising by operation of law.

         To meet the shareholder eligibility requirements under the Restated Articles, a holder of shares of Common Stock must be one of the following: (1) a "health professional" licensed in Pennsylvania or elsewhere; (2) a retired, but formerly licensed, "health professional"; (3) a professional corporation (or other legally constituted professional practice group) of "health professionals"; (4) an individual retirement account or other retirement plan established by a person eligible to be a shareholder or in which such person is a participant; (5) an employee or former employee of the Company; or (6) a person or entity registered as a broker or dealer under Section 15 of the Securities Exchange Act of 1934, as amended, who or which is engaged in making a market in the Common Stock. The term "health professional" means and includes physicians, podiatrists, dentists, oral surgeons, optometrists, pharmacists, chiropractors, nurses, nurse practitioners, physical or occupational therapists and physicians' assistants, and other similar licensed professional persons. If a transferee of shares of Common Stock does not fall within the definition of an eligible shareholder under the Restated Articles, such person shall have no right to vote the shares except as otherwise provided by law.

         In contrast to the voting rights of holders of shares of Common Stock, holders of Class A Shares currently have only one vote regardless of the number of shares held and are entitled to vote only if the holder is a physician (medical doctor or doctor of osteopathy) engaged in the practice of medicine, podiatrist or oral surgeon or their Qualified Retirement Plans. Class B Shares are non-voting, except as otherwise provided by law. Holders of Class A and Class B Shares may only transfer their shares to persons eligible to hold Class A Shares.

         During the year 1999, and assuming no event occurs which would have the effect of changing the conversion ratio for the Class A or Class B Shares, the Company will issue 1,634,800 shares of Common Stock to holders of Class A Shares in exchange for the conversion of their Class A Shares and 107,400 shares of Common Stock to holders of Class B Shares in exchange for the conversion of their Class B Shares. The balance of 18,257,000 shares of Common Stock will be available for future issuance by the Company. The Company expects to issue options for the purchase of shares of Common Stock to officers of the Company and full-time employees of the Company and its subsidiaries under the terms of a stock option plan which is described below in this Proxy Statement under the caption "Stock Option Plan" if the plan is approved by shareholders at the Meeting.

         4. New Preferred Stock. The Company proposes to authorize 2,000,000 shares of preferred stock with a par value of $.01 per share. The preferred stock may be issued in one or more classes and in one or more series within a class. The dividend, conversion, voting, redemption and liquidation rights and all other rights, preferences, qualifications and restrictions pertaining to each class or series of preferred stock will be determined by the Board of Directors by resolution at the time of issuance of the shares of any class or series. No sale or issuance of shares of preferred stock is contemplated by the Board at this time.

         The Board of Directors has the right to terminate the Plan at any time prior to its effective date. Shareholders should read Exhibits "B" and "C"to this Proxy Statement for the full text of the Plan and the Restated Articles.

Approval of Amendments to the Bylaws

         THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS A SHARES VOTE TO APPROVE THE ADOPTION OF AMENDMENTS TO SECTION 3.5 AND SECTION 10.1 OF THE COMPANY'S BYLAWS. The holders of Class B Shares are not entitled to vote on this matter. As proposed, Section 3.5 will be amended to require the affirmative vote of 2/3 of the votes cast by all shareholders entitled to vote in order to approve the acquisition of substantially the entire business of the Company by another person through a merger, sale or other disposition by the Company of all or substantially all of its assets. Section 3.5 currently requires the affirmative vote of 90% of the votes cast by all shareholders entitled to vote. Approval of the amendment to Section 3.5 of the Company's Bylaws will remove the onerous 90% voting requirement to approve the sale or transfer of the Company's business, but will require a supermajority vote of 2/3 of the Company's shareholders in those circumstances.

         As proposed, Section 10.1 will be amended to require the affirmative vote of 2/3 of the votes cast by all shareholders entitled to vote in order to amend Section 3.5 of the Bylaws. Section 10.1 currently requires the affirmative vote of 90% of the votes cast by all shareholders entitled to vote to amend
Section 3.5. Approval of the amendment to Section 10.1 will remove the onerous 90% voting requirement to amend Section 3.5 of the Bylaws, but will require a supermajority vote of 2/3 of the Company's shareholders to amend this section. Holders of Class A Shares should read Exhibit "D" to this Proxy Statement for the full text of the amendments to Sections 3.5 and 10.1 of the Company's Bylaws.

Approval of Stock Option Plan

         THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS A SHARES VOTE TO APPROVE THE ADOPTION OF A STOCK OPTION PLAN (THE "STOCK OPTION PLAN") IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT "E". The holders of Class B Shares are not entitled to vote on this matter. Under the Stock Option Plan, the Board may award a maximum of 200,000 stock options (the "Options") to the Company's officers and full-time employees of the Company and its subsidiaries under terms to be set by the Board at a future date. Each of the Options granted will entitle the holder to purchase one share of the Company's Common Stock upon payment of an exercise price to be determined at the time of the grant of the options. No consideration will be paid by officers and employees in exchange for receiving the Options. Options granted under the Stock Option Plan will expire no later than ten years after the date of the grant. If any Option expires or terminates under the Stock Option Plan without having been exercised, the Board will have the authority to issue new Options covering those shares. A committee of the Board will be appointed to administer the Stock Option Plan and recommend the grant of Options. However, the Board must approve the issuance of Options and the terms of each. The Company currently has three officers and the Company and its subsidiaries have 48 full-time employees who will be eligible to participate in the Stock Option Plan. The Board has not yet decided which officers and employees will receive Options or how many Options each will receive. The sale of shares of Common Stock which will be issued upon the exercise of the Options will be exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and will be restricted as to transfer in the same manner as all other shares of the Company's Common Stock. The Company has no current plans to register shares of Common Stock which will be subject to Options under the Securities Act.

         The Stock Option Plan provides for the grant of Options which are intended by the Company to qualify for advantageous tax treatment as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Approval of the Stock Option Plan by the holders of the Class A Shares is required in order to qualify the Options for special treatment under the Code. There will be no federal income tax consequence to either the Company or to the recipient of any Options as a result of the grant of incentive stock Options by the Company or the exercise of those Options by the recipient.

         The terms of the Stock Option Plan may be changed at any time by the Board without shareholder approval except for a change in the number of shares of Common Stock as to which Options may be granted under the Stock Option Plan or any other changes requiring shareholder approval under Section 162(m) of the Code. Shareholder approval requires the affirmative vote of a majority of the votes present in person or by proxy at a meeting and entitled to vote. The Stock Option Plan will terminate on December 14, 2008 unless it is terminated on an earlier date by the Board or it is extended by the Board with the approval of the Company's shareholders entitled to vote on such matter. The Stock Option Plan also permits the issuance of non-qualified stock options or options which are a combination of incentive and non-qualified options to officers and employees of the Company and its subsidiaries.

         Holders of Class A Shares should read Exhibit "E" to this Proxy Statement for the full text of the Stock Option Plan.

Security Ownership of Management and Certain Security Holders

         The following table lists certain information with respect to the Class A Shares and Class B Shares beneficially owned as of October 3, 1998, by each of the three highest paid persons who are current officers of the Company, as well as the number of shares beneficially owned by all officers and directors as a group on such date. This information has been furnished by such persons.

Officers                                    Class A Shares     Class B Shares
--------                                    --------------     --------------

Richard A. Felice,                                 0                 0
President and Chief Executive Officer
651 East Park Drive
Harrisburg, PA 17111

T. Clark Phillip,                                  0                 0
Treasurer and Chief Financial Officer
651 East Park Drive
Harrisburg, PA 17111

Krista G. Maddigan                                 0                 0
Secretary
651 East Park Drive
Harrisburg, PA 17111

All directors and officers as a group             28(1)             21(2)

         To the knowledge of management, no person beneficially owns more than 10% of any class of the Company's securities. The Company has not granted any options, warrants or rights to purchase any of its securities; however, the Company expects to adopt a stock option plan for its officers and full-time employees of the Company and its subsidiaries. The terms of this plan are described above under the caption, "Stock Option Plan." The directors of the Company may be regarded as the "parents" of the Company, as that term is defined under the Securities Act.

--------
         (1) The percentage of Class A Shares beneficially owned by any director or by all directors and officers as a group was less than 1%.

         (2) The percentage of Class B Shares beneficially owned by any director or by all directors and officers as a group was less than 2%.

Executive Compensation

         The following table shows the aggregate annual remuneration from the Company and its subsidiaries of each of the three highest paid persons who were officers or directors of the Company during 1997, and for all officers and directors as a group. Each officer commenced employment in the Fall of 1996.

                  Name and Principal                       Aggregate
                      Position                            Remuneration
                  ------------------                      ------------

         Richard A. Felice, President                      $251,079

         T. Clark Phillip, Treasurer                       $122,292

         Wendy C. Bass, Secretary(3)                       $ 66,144

         All officers and directors as a group             $439,515(4)

         Mr. Felice is employed under an agreement dated as of September 3, 1996, as amended as of September 2, 1997 (the "Agreement"), at an annual salary of $235,000. After the initial contract term of one year, the Agreement automatically renews for additional periods of one year, unless terminated by either party at least 60 days prior to the end of the then current term. The Agreement provided for reimbursement of Mr. Felice's moving expenses when he relocated to the Harrisburg, Pennsylvania area. It includes an annual bonus of up to 20% of base compensation, based on mutually agreed upon performance criteria. Mr. Felice is entitled to one year's compensation if the Company fails to renew the Agreement during the first five years. In the event the Company is restructured so that Mr. Felice is no longer Chief Executive Officer, or if he declines to accept the position offered following such a restructuring or reorganization, he has the right to terminate the Agreement and receive a severance payment of $400,000. Under the Agreement he will not, for a period of one year after termination, regardless of the cause of termination, engage in any conduct which is competitive with the Company in any geographic area in which the Company is then doing business, is licensed, or has a license application pending.


--------
         (3) Ms. Bass served as Secretary of the Company until August 7, 1998. Krista G. Maddigan was elected as Secretary of the Company on October 3, 1998 at an annual salary of $52,500.

         (4) In addition, directors are reimbursed for reasonable travel expenses to Board and committee meetings.

Cost of Solicitation

         The cost of solicitation of proxies from shareholders will be borne by the Company. In addition to the use of mails, proxies may be solicited by telephone by officers, directors and employees of the Company who will not be specially compensated for such services. The Company expects to retain ChaseMellon Shareholder Services or another proxy solicitation service to aid in the solicitation of proxies. If retained, ChaseMellon (or other solicitor) would solicit proxies by mail, telephone, telecopier and personal interview. For those services, it would be paid fees not to exceed $12,500 and would be reimbursed for its expenses.

Financial Statements and Other Information

         The Company's annual financial statements for the fiscal years ended December 31, 1996 and December 31, 1997, respectively, are incorporated by reference in this Proxy Statement to the Company's Annual Report on Form 10-KSB filed by the Company with the Securities and Exchange Commission for the fiscal years ended December 31, 1996 and December 31, 1997. The Company's Consolidated Balance Sheet and accompanying notes to consolidated financial statements for the second quarter of 1998 are incorporated by reference to Item 1, Part I of the Company's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission for the quarterly period ended June 30, 1998. The Company's Consolidated Statements of Operations and Consolidated Statements of Cash Flows and accompanying notes to consolidated financial statements for the second quarter of 1998 and the second quarter of 1997 are incorporated by reference to
Item 1, Part I of the Company's Quarterly Report on Form 10-QSB filed for the quarterly periods ended June 30, 1998 and June 30, 1997. Item 6 of Part I of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 is also incorporated by reference in this Proxy Statement.

         The Company will provide, upon request to each shareholder by first class mail without charge, a copy of the Company's financial statements and other information described above which has been incorporated by reference in this Proxy Statement. Shareholders should make their requests in writing or by telephone to Krista G. Maddigan, Secretary, Pennsylvania Physician Healthcare Plan, Inc., 651 East Park Drive, Harrisburg, Pennsylvania 17111, telephone (717) 561-7890.

Other Matters

         The Board of Directors is not aware of any matters not set forth herein which may come before the Meeting. If, however, any such matter properly comes before the Meeting, the persons named in the Proxies will vote the shares represented thereby in accordance with their judgment.

                                         By Order of the Board of Directors


                                         Krista G. Maddigan, Secretary

                                   EXHIBIT "A"

                                   Definitions

         As used in the Proxy Statement, the following terms shall have the definitions indicated.

                  "Oral surgeon" shall mean a dentist who is Board certified or eligible for Board certification by the American Board of Oral and Maxillofacial Surgery.

                  "Qualified retirement plan" shall mean a retirement plan in which a practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon either (a) "self directs" the investments in the Plan; or (b) is a trustee of the Plan, and all other trustees are also practicing physicians, podiatrists or oral surgeons, and the Plan holds Class A shares equal to the number of trustees.

                                   EXHIBIT "B"

                            PLAN OF RECAPITALIZATION

         This Plan of Recapitalization, dated October 3, 1998, is made and adopted by Pennsylvania Physician Healthcare Plan, Inc., a Pennsylvania corporation (the "Corporation").

                                    RECITALS:

         The authorized Capital Stock of Corporation presently consists of the following four classes of stock:

                  1. Class A Common Stock - 40,000 shares;
                  2. Class B Common Stock - 100,000 shares;
                  3. Class C Common Stock - 100 shares; and
                  4. Class D Common Stock - 1,000,000 shares.

         Corporation desires to change and simplify its capital structure by creating a new class of common stock and a new class of preferred stock, by eliminating the existing Class C Common Stock and Class D Common Stock and by providing for the conversion into the new common stock, of all issued and outstanding shares of the existing Common Stock, all pursuant to the applicable provisions of the Pennsylvania Business Corporation Law of 1988 (the "BCL") and under the tax free reorganization provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, Corporation does hereby adopt this Plan of Recapitalization (the "Plan") in order to provide for and set forth the manner and basis of reclassifying and converting the capital stock of the Corporation as well as all other details and provisions with respect to the Plan.

1. Capital Structure. Upon the "Effective Date" (as hereinafter defined) of the Recapitalization, the capital structure of the Corporation shall be changed by:

                  (a) retaining all Class A Common Stock and Class B Common
                      Stock outstanding, and providing for the conversion thereof into newly created Common Stock;

                  (b) eliminating Class C Common Stock and Class D Common
                      Stock;

                  (c) creating a new class of Common Stock; and

                  (d) creating a new class of Preferred Stock.

2. Reclassification. On the Effective Date, the reclassification of the Capital Stock of Corporation and the restatement of the Corporation's Articles of Incorporation shall be effected as follows:

                  (a) The issued and outstanding shares of Class A Common Stock shall be and remain authorized, issued and outstanding shares of such stock, which shall hereinafter be designated as "Existing Class A Common Stock"; having all of the same rights and preferences as were applicable to such stock prior to the Effective Date, together with and subject to the conversion provisions set forth in Section 3. Upon the issuance by the Company of any shares of Common Stock, each share of Existing Class A Common Stock shall entitle the holder thereof to cast 400 votes, without restriction as to the number of such shares held, on all matters presented to the shareholders for a vote.

                  (b) The issued and outstanding shares of Class B Common Stock shall be and remain authorized, issued and outstanding shares of such stock, which shall hereinafter be designated as "Existing Class B Common Stock"; having all of the same rights and preferences as were applicable to such stock prior to the Effective Date, together with and subject to the conversion provisions set forth in Section 3.

                  (c) There shall be created a new class of common stock of Corporation having the designation "Common Stock", (hereinafter sometimes referred to as "New Common Stock") all of which shares shall be authorized but unissued on the Effective Date.

                  (d) There shall be created a new class of preferred stock of Corporation having the designation "Preferred Stock", with respect to which the Board of Directors shall have the full authority permitted by the BCL to divide and issue such stock in such numbers, series and classes as it determines and to establish all rights and preferences with respect thereto.

                  (e) There shall be made such other changes to the Corporation's Articles of Incorporation as are set forth in the Amended and Restated Articles of Incorporation attached hereto as an Exhibit.

3. Conversion into New Common Stock. Shares of Existing Class A Common Stock and Existing Class B Common Stock (together, the "Existing Common Stock") shall be convertible into New Common Stock in accordance with and subject to the following terms and conditions:

                  (a) At any time, and from time to time, during the "Conversion Period" (hereinafter defined), a holder of shares of Existing Common Stock shall be entitled, at the holder's option, to convert all, but not less than all of such shares held by the holder into New Common Stock at the "Conversion Rate" (as hereinafter defined). Upon conversion of shares of Existing Common Stock into New Common Stock, no payment of or adjustment for accrued and unpaid dividends, whether or not declared, shall be made with respect to the shares so converted or the shares of New Common Stock issuable upon such conversion.

                  (b) The right to convert Existing Common Stock into New Common Stock shall be exercised by delivering to the Corporation during regular business hours, at its principal office or at any other office or agency maintained by the Corporation for that purpose, the certificate or certificates for the Existing Common Stock to be converted, accompanied by written notice to the Corporation at its said office or agency that the holder elects to convert said Existing Common Stock in accordance with the provisions thereof and this
Section 3. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for New Common Stock which shall be issuable on such conversion shall be issued ( if different from the certificate for the Existing Common Stock so delivered).

                  Such conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the Corporation shall have received such notice and such Existing Common Stock certificates, and conversion shall be at the Conversion Rate in effect at such date. All shares of Existing Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive shares of New Common Stock in exchange therefor.

                  The person or persons in whose name or names any certificate or certificates for shares of New Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares of New Common Stock represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall not be deemed to constitute the persons or persons in whose name or names the certificates for such shares of New Common Stock are to be issued as the record holder or holders thereof for any purpose until the opening of business on the next succeeding day on which such stock transfer books shall be open, but such conversion shall be at the Conversion Rate in effect on the date of such surrender.

                  As soon as practicable after the receipt of such notice of election to convert any Existing Common Stock certificates, the Corporation shall issue and deliver at said office or agency to the person for whose account such shares were so surrendered, or on such person's written order, a certificate or certificates for the number of full shares of New Common Stock issuable upon the conversion of such shares and a check or cash in respect of any fraction of a share, as provided in subsection (c) of this Section 3.

                  (c) The Corporation shall not be required to issue factional shares of stock or scrip upon conversion of Existing Common Stock. If more that one share of Existing Common Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of New Common Stock issuable upon conversion thereof shall be based upon the aggregate number of Existing Common Stock shares so surrendered. If any fractional interest in a share of New Common Stock would be deliverable upon the conversion of any Existing Common Stock share, in lieu of issuing such fractional share the Corporation shall pay to the holder in cash the value thereof determined on the basis of the then "Current Market Price" (as hereinafter defined).

                  (d) The Conversion Rate at which shares of Existing Common Stock shall be convertible into New Common Stock initially shall be: (x) in the case of Existing Class A Common Stock, 400 shares of New Common Stock for each Existing Class A Common Share; and (y) in the case of Existing Class B Common Stock, 100 shares of New Common Stock for each Existing Class B Common Share, subject in either case to adjustment as hereinafter provided:

                           (i) If, at any time after the Effective Date, the
shares of New Common Stock shall be subdivided into a greater or combined into a lesser number of shares of New Common Stock, the Conversion Rate shall be increased or decreased, as the case may be, to a rate which shall bear the same relation to the Conversion Rate in effect immediately prior to such subdivision or combination as the total number of shares of New Common Stock outstanding immediately after such subdivision or combination shall bear to the total number of shares of New Common Stock outstanding immediately prior to such subdivision or combination.

                           (ii) If the Corporation, at any time after the
Effective Date, shall pay or make to the holders of its New Common Stock a dividend or distribution in shares of New Common Stock, or in securities convertible into shares of New Common Stock, the Conversion Rate shall be increased, effective at the opening of business on the next full business day following the record date for such dividend or distribution, to a rate which shall bear the same relation to the Conversion Rate in effect immediately prior to the record date for such dividend or distribution as the total number of shares of New Common Stock outstanding immediately after such dividend or distribution (including as outstanding the number of shares of New Common Stock into which all of such convertible securities are at any time convertible) shall bear to the total shares of New Common Stock outstanding immediately prior to such issuance.

                           (iii) If the Corporation shall distribute to the
holders of its New Common Stock any evidences of its indebtedness, any security (other than New Common Stock or a security convertible into, or exercisable for the purchase of, New Common Stock), or any other assets (excluding dividends and distributions in cash, other than in liquidation or partial liquidation, to the extent permitted by law), the Conversion Rate shall be increased, effective at the opening of business on the next full business day after the record date fixed for the determination of the holders of New Common Stock entitled to such distribution, to an amount determined by multiplying such Conversion Rate by a fraction, the numerator of which shall be the Current Market Price of the New Common Stock at such record date and the denominator of which shall be such Current Market Price, less the fair market value (as determined in good faith by the Board, whose determination shall be conclusive) of such evidences of indebtedness, security, rights, warrants or other assets (excluding dividends and distributions in cash as aforesaid) so distributed which is applicable to one share of New Common Stock; provided that the issuance by the Corporation of rights or warrants for the purchase of shares of the Common Stock at the Current Market Price shall be deemed to have no value.

                           (iv) New Common Stock at any time held in the
treasury of the Corporation shall be deemed to be outstanding for the purposes of this subsection (d).

                  (e) In case of any reclassification or change of the outstanding New Common Stock of the Corporation (except a split or combination of shares) or in the case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding New Common Stock, except a split or combination of shares) or in the case of any sale or conveyance (except a sale or conveyance for cash followed by the immediate distribution of such cash to the shareholders of the Corporation) to another corporation of all or substantially all of the property of the Corporation, then, and in such event, effective provision shall be made by the Corporation so that the holders of all shares of Existing Common Stock then outstanding shall be deemed to have converted all of such shares of Existing Common Stock into New Common Stock on the terms set forth in subsections (j) below effective as of the day immediately preceding the effective date of such corporate action. Any provision that shall be made for the purposes hereinbefore in this subsection (e) specified, and that shall be approved in good faith by a resolution or resolutions of the Board, shall be conclusive upon all holders of Existing Common Stock then outstanding.

                  (f) Whenever an adjustment of the Conversion Rate or the number or type of securities issuable upon conversion of the Existing Common Stock is made pursuant to subsection (d) of this Section 3, the Corporation promptly shall (i) file at its principal office and at the office of any transfer agent for the Existing Common Stock a statement signed by the Chairman of the Board, the

President, any Executive Vice President or Vice President of the Corporation and by its Treasurer or an Assistant Treasurer showing in detail the adjustment and the facts requiring such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (ii) mail or cause to be mailed (in the manner specified in the Bylaws) a notice stating the adjustment and the adjusted Conversion Rate to each holder of record of Existing Common Stock.

                  (g) If the Corporation shall propose to take any action specified in paragraph (iii) of subsection (d) of this Section 3, it shall, at least 10 days prior to the record date for determining holders of its New Common Stock for purposes of such action, mail or cause to be mailed (in the matter specified in the Bylaws) a notice to each holder of record of the Existing Common Stock stating that such action is to be taken and specifying the record date therefor and setting forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on such New Common Stock. Similarly, if the Corporation shall propose to take any of the actions specified in subsection (e) of this Section 3, it shall mail or cause to be mailed such a notice to holders of Existing Common Stock at least 10 days prior to the record date therefor or, if there is no record date, the date such action is to become effective.

                  (h) In the event that regulatory approval or other action is required by the Corporation under the securities laws or other laws of any jurisdiction in order to issue New Common Stock or other securities in exchange for shares of Existing Common Stock being converted pursuant to this Section 3, the Corporation promptly shall take the necessary action to obtain such approvals and otherwise to comply with such laws; provided, however, that, notwithstanding any other provisions of this Section 3, the Corporation shall not be required to issue New Common Stock or other securities upon such conversion until the necessary regulatory approvals have been received and other requirements of the laws complied with. Shares of New Common Stock issued on conversion of Existing Common Stock shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available, for the purpose of effecting the conversion of Existing Common Stock, such number of shares of its duly authorized New Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Existing Common Stock.

                  (i) The issuance of shares of New Common Stock on conversion of Existing Common Stock shall be made free of any tax in respect of such issuance. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in a name other than that of the holder of record on the books of the Corporation of the Existing Common Stock converted, and the Corporation shall not be required to issue or deliver any certificate for New Common Stock unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                  (j) Subject as provided in subsection (d) of this Section 3, all shares of Existing Common Stock which remain outstanding at 11:59 p.m. on December 31, 1999, or which become subject to the provisions of subsection (e) above, shall be converted automatically, and without any action on the part of the holders thereof, into New Common Stock as follows:

                           (i) Each share of Existing Class A Common Stock shall be and become 400 shares of New Common Stock; and

                           (ii) Each share of Existing Class B Common Stock
                                shall be and become 100 shares of New Common
                                Stock.

At such time as all shares of Existing Common Stock have been converted into New Common Stock, the Existing Common Stock shall cease to be authorized capital stock of the Corporation, and the Board of Directors of the Corporation is hereby authorized to amend the Articles of Incorporation to reflect such change in the Corporation's capital.

                  (k) For the purposes of this Section 3:

                           (i) "Conversion Rate" at any time shall mean the
number (to the nearest one-hundredth) of shares of New Common Stock of the Corporation into which at such time Existing Common Stock shall be convertible in accordance with the provisions of this Section 3.

                           (ii) "Conversion Period" shall mean the period
beginning on January 1, 1999 and ending on December 31, 1999.

                           (iii) "New Common Stock" shall mean only the class of
Common Stock, $0.01 par value, of the Corporation authorized on and as of the Effective Date, and stock of any other class into which the New Common Stock then authorized may thereafter have been changed. In case by reason of the operation of subsection (e) of this Section 3 the Existing Common Stock shall be convertible into any other shares of stock or other securities or property of the Corporation or of any other corporation, any reference herein to the conversion of Existing Common Stock pursuant to this Section 3 shall be deemed to refer to and include the conversion of Existing Common Stock into such other shares of stock or other securities or property.

                           (iv) "Current Market Price" shall mean the lesser of
(A) the offering price of the shares of Common Stock in any public offering of its equity securities made by the Corporation in the preceding 12 months or (B) $20 per share.

4. Eligible Shareholders. All previously existing ownership restrictions shall continue to apply to Existing Common Stock. Only "Eligible Shareholders" shall be eligible to acquire (except by gift or operation of law) or to vote any shares of New Common Stock. Eligible Shareholders shall include only the following persons and/or entities: (i) any health professional licensed in Pennsylvania or elsewhere; (ii) any retired, but formerly licensed, health professional; (iii) any professional corporation (or other legally constituted professional practice group) of health professionals; (iv) any individual retirement account or other retirement plan established by a person eligible to be a shareholder or in which such person is a participant; (v) any employee or former employee of the Corporation; and (vi) persons registered as a broker or dealer under Section 15 of the Securities Exchange Act of 1934, as amended, who or which are making a market in the stock of Corporation. As used herein the term "health professional" shall include, without limitation: physicians, podiatrists, dentists, oral surgeons, optometrists, pharmacists, chiropractors, nurses, nurse practitioners, physical or occupational therapists and physicians' assistants and other similar licensed professional persons.

5. Filings. Articles of Amendment setting forth the Resolutions of the Board of Directors and the Shareholders of the Corporation and approving the Plan and the Amended and Restated Articles of Incorporation, shall be executed on behalf of Corporation, shall be filed with the Secretary of State of the Commonwealth of Pennsylvania and shall be recorded as and where required by law.

6. Effective Date. The Plan shall be effective at the close of business on the date on which confirmation of the filings referred to in Section 5 have been received (the "Effective Date").

7. Termination. The Plan and the Recapitalization contemplated hereby may be terminated and abandoned at any time prior to the Effective Date by action of the Board of Directors of Corporation.

         IN WITNESS WHEREOF, Corporation has caused this Plan of
Recapitalization to be executed in its corporate name by its President and attested by its Secretary, all as of the day and year first above written.

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

[CORPORATE SEAL]                            Attest:_____________________________
                                              Name:_____________________________
                                              Title:____________________________

                                   EXHIBIT "C"

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.


1. The name of the corporation is:

                  Pennsylvania Physician Healthcare Plan, Inc.

2. The address of this corporation's registered office in this Commonwealth is:

                  651 East Park Drive
                  Harrisburg, PA 17111
                  (Dauphin County)

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. (A) The aggregate number of shares of stock which the Corporation shall have the authority to issue is:

                  1. 20,000,000 shares of common stock $0.01 par value per share, to be designated "Common Stock";

                  2. 2,000,000 shares of preferred stock $0.01 par value per share, to be designated "Preferred Stock".

                  3. 5,200 shares of convertible common stock $0.01 par value per share, divided into two classes as follows: 4,100 shares of Class A Common Stock, to be designated "Class A Common Stock" and 1,100 shares of Class B Common Stock, to be designated "Class B Common Stock".

                  4. All shares of Class A Common Stock and Class B Common Stock (together, the "Existing Common Stock") as well as the new Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges, including the right to share and share alike in all distributions, except as otherwise provided herein.

                  5. For all matters presented to the Shareholders of this Corporation at a meeting or by consent in writing a holder of record of Class A Common Stock who is a physician (medical doctor or doctor of osteopathy) engaged in the practice of medicine, podiatrist or oral surgeon may vote, but each such holder may vote only one Class A share, regardless of the number of Class A shares held; otherwise, holders of Class A Common Stock shall have no right to vote, except as otherwise provided by law. Upon the issuance by the Corporation of any shares of Common Stock, each share of Class A Common Stock shall entitle the holder thereof to cast four hundred (400) votes, without restriction as to the number of such shares held, on all matters presented to the shareholders for a vote. Each share of Common Stock shall entitle the holder thereof to one (1) vote.

                  6. The holders of Class B Common Stock shall have no right to vote, except as otherwise provided by law.

                  7. Shares of Common Stock may not be sold or otherwise transferred by the holder thereof at any time prior to January 1, 2000, except for transfers made by operation of law.

                  8. Only "Eligible Shareholders" shall be eligible to acquire (except by gift or operation of law) and to vote any shares of Common Stock. Eligible Shareholders shall include only the following persons and/or entities: (i) any health professional licensed in Pennsylvania or elsewhere; (ii) any retired, but formerly licensed, health professional; (iii) any professional corporation (or other legally constituted professional practice group) of health professionals; (iv) any individual retirement account or other retirement plan established by a person eligible to be a shareholder or in which such person is a participant;
                      (v) any employee or former employee of the Corporation; and (vi) persons registered as a broker or dealer under
                      Section 15 of the Securities Exchange Act of 1934, as amended, who or which are making a market in the stock of Corporation. As used herein the term "health professional" shall include, without limitation: physicians, podiatrists, dentists, oral surgeons, optometrists, pharmacists, chiropractors, nurses, nurse practitioners, physical or occupational therapists and physicians' assistants and other similar licensed professional persons.

                  9. Except for "Involuntary Transfers" (as defined below), (a) shares of Existing Class B Common Stock may be sold or transferred only to a holder of Existing Class A or Existing Class B Common Stock, and (b) shares of

                      Existing Class A Common Stock may be sold or transferred only to a medical doctor, doctor of osteopathy, podiatrist or oral surgeon, (hereinafter a "physician") or a "qualified retirement plan" for any of the foregoing. For the purposes of the foregoing restrictions on ownership, the following definitions shall apply: (i) the term "Involuntary Transfers" shall mean gifts, transfers by operation of law, and any other involuntary transfer or involuntary disposition; (ii) the term "oral surgeon" shall mean a dentist who is board certified or eligible for board certification by the American Board of Oral and Maxillofacial Surgery; and (iii) the term "qualified retirement plan" shall mean the self-directed retirement plan of a physician where such individual directs the investments of the retirement plan or where all trustees of the retirement plan are physicians and the plan holds a number of shares of Existing Class A Common Stock equal to the number of trustees.

         (B) The conversion provisions applicable to the Existing Common Stock are as follows:

                  (1) From and after the Effective Date and during the
                      "Conversion Period" (hereinafter defined), each share of Existing Class A Common Stock and each share of Existing Class B Common Stock (collectively, the "Existing Common Stock") shall be convertible, at the option of the holder thereof, into the number of shares of the new Common Stock of Corporation determined on the basis of the conversion ratio set forth in subsections 2(i) and 2(ii) below, for each share of Existing Common Stock tendered for conversion, subject to adjustment (and to mandatory, automatic conversion) as set forth in the Plan of Recapitalization adopted by the Corporation and dated October 3, 1998, the terms of which are incorporated herein by reference. The term "Conversion Period" shall mean the period beginning on January 1, 1999 and ending on December 31, 1999.

                  (2) All shares of Existing Common Stock which remain
                      outstanding at 11:59 p.m. on December 31, 1999, or which become subject to the mandatory conversion provisions set forth in the Plan of Recapitalization, shall be converted automatically, and without any action on the part of the holders thereof, into new Common Stock as follows:

                           (i) Each share of Existing Class A Common Stock
                               shall be and become 400 shares of new Common
                               Stock; and

                           (ii) Each share of Existing Class B Common Stock
                                shall be and become 100 shares of new Common
                                Stock.

                  (3) At such time as all shares of Existing Common Stock have been converted into new Common Stock, the Existing Common Stock shall cease to be authorized capital stock of the Corporation, and the Board of Directors of the Corporation is hereby authorized to amend the Articles of Incorporation to reflect such change in the Corporation's capital.

         (C) The issuance provisions applicable for the Preferred Stock are as follows:

                  The shares of Preferred Stock may be divided into and issued from time to time in one or more classes or in one or more series within a class as may be designated by the Board of Directors of the Corporation, each such class or series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, relative rights, preferences and limitations of any class or series of Preferred Stock may differ from those of any and all other classes or series at any time outstanding. The Board of Directors may change the designation or number of shares, or the preferences, relative rights and limitations of the shares, of any theretofore established series of Preferred Stock, no shares of which have been issued. The Board of Directors of the Corporation is hereby expressly vested with authority to determine by resolution the preferences, relative rights and limitations of the Preferred Stock and each class or series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

                  (1) The voting rights and powers (if any) of the Preferred
                      Stock and each class or series thereof;

                  (2) The rates and times at which, and the terms and conditions on which, dividends (if any) on Preferred Stock and each class or series thereof, will be paid, and any dividend preferences or rights of cumulation;

                  (3) The rights (if any) of holders of Preferred Stock, and each class or series thereof, to convert the same into or exchange the same for shares of other classes (or series) of capital stock of the Corporation and the terms and conditions for each conversion or exchange, including provisions for adjustment for conversion or exchange prices or rates in such events as the Board of Directors shall determine;

                  (4) The redemption rights (if any) of the Corporation and
                      times at which the terms and conditions on which Preferred Stock and each class or series thereof may be redeemed; and

                  (5) The rights and preferences (if any) of the holders of
                      Preferred Stock, and each class or series thereof, upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.


5. The purpose of the Corporation is as follows:

                  The Corporation shall have unlimited power to engage in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the Business Corporation Law of 1988, as amended, including but not limited to the power to engage in the manufacture, fabrication, assembly, merchandising and distribution of various items.

6. No shares of this Corporation shall have cumulative voting rights.

                                   EXHIBIT "D"

                              AMENDMENTS TO BYLAWS


                  3.5 Vote for Sale of Corporation. Any vote of shareholders having the effect of the acquisition of substantially the entire business of the Corporation by any person, whether a plan of merger, sale or other disposition of all or substantially all the assets, or otherwise, shall require the affirmative vote of two-thirds (2/3) of the votes cast by all shareholders entitled to vote thereon.

                  10.1 Amendments to Bylaws. Except as otherwise provided in this Section 10.1, the Bylaws of the Corporation may be amended or repealed by a majority vote of the members of the board of directors, unless otherwise provided by law, subject always to the power of the shareholders entitled to vote to change such action. Notwithstanding the foregoing or any of the other provisions of these Bylaws, Section 3.5 of the Bylaws may not be amended or repealed except by an affirmative vote of two-thirds (2/3) of the votes cast by all shareholders entitled to vote thereon.

                                   EXHIBIT "E"

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                                STOCK OPTION PLAN


                  The purpose of this Stock Option Plan (the "Plan") is to provide designated employees of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") and its subsidiaries (including, without limitation, those listed in Appendix "A" hereto) with an opportunity to receive grants of stock options, for the purpose of encouraging such employees to contribute materially to the growth of the Company by aligning their economic interests with those of the shareholders.

1.       Administration.

         a. The Plan shall be administered by those members of the Company's Board of Directors who are "outside directors", as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")and related Treasury Regulations, or "non-employee directors", as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") (collectively, the "Board"), acting in the best interests of the Company, rather than as a fiduciary.

         b. Unless otherwise specifically provided herein, the Board shall have sole and conclusive authority to determine (i) the employees to whom grants shall be made, (ii) the type, size and terms of the grants and (iii) the terms of any release, non-compete or other agreement to be used in connection with the Plan. In addition, the Board shall have sole and conclusive authority to interpret the Plan, make factual determinations, adopt, amend or rescind rules, regulations, agreements and instruments relating to the Plan and take such other action as it deems necessary or advisable.

2.       Options.

         This Plan provides for the grant of options that are intended to qualify as "incentive stock options" under section 422 of the Code ("Incentive Stock Options"), options that are not intended to so qualify ("Nonqualified Stock Options") or any combination of the two (collectively, the "Options"). All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions as the Board deems appropriate and specifies in writing to the individual in a grant instrument (the "Grant Instrument"). Options and Grant Instruments need not be uniform among grantees.

3.       Shares Subject to the Plan.

         a. Authorized Shares. Subject to adjustment as specified below, the maximum number of shares of common stock, $.01 par value, of the Company ("Company Stock") that may be issued or transferred under this Plan is 200,000. The shares may be authorized and unissued or reacquired shares of Company Stock. To the extent any Option terminates, expires or is canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to the Option shall again be available for purposes of the Plan.

         b. Adjustments. In the event of a reorganization, recapitalization, change of shares, stock split, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation or any other change in the corporate structure or shares of capital stock of the Company, the Board shall make such adjustment as it considers appropriate in the number and kinds of shares of Company Stock available for, or subject to, Option(s) or in the price therefor; provided, however, that no such adjustment shall give an individual any additional benefits under an outstanding Option.

4.       Eligibility for Participation.

         Only officers and full-time employees of the Company and its subsidiaries, as selected by the Board (the "Employees"), shall be eligible to participate in the Plan.

5.       Grant of Options.

         Options may be granted under the Plan on or after the effective date hereof. The Board shall select the Employees to receive grants of options (the "Grantees") and determine the number of shares of Company Stock subject to each grant. The Board may grant Incentive Stock Options, Nonqualified Stock Options or any combination of the two.

6.       Option Terms.

         a. Exercise Price. The Exercise Price of each Option shall be determined by the Board and may be equal to, greater than or less than the "Fair Market Value" of a share of Company Stock on the date the Option is granted; provided, however, that the Exercise Price of an Incentive Stock Option shall be at least equal to the Fair Market Value of Company Stock on the date the Option is granted (at least 110% of the Fair Market Value in the case of any Incentive Stock Option granted to a Grantee who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary). For this purpose, "Fair Market Value" shall be determined as follows:

                  i. If the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sales price thereof on the relevant date on which at least 1,000 shares were traded or, if there were no trades on that date (or trades aggregating less than 1,000 shares), the latest preceding date on which sales involving at least 1,000 shares were reported, or

                  ii. If the Company Stock is not principally traded on such an exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or a customary financial reporting service.

                  iii. If the Company Stock is not publicly-traded, Fair
Market Value shall be determined by the Board of Directors with the advice of the Company's independent accountants or of an independent firm of investment bankers selected by the Board of Directors, which firm shall have background or experience in the valuation of businesses engaged in operation of health maintenance organizations, preferred provider organizations and any other principal activity of the Company.

         b. Term. The Board shall determine the term of each Option. Such term shall not exceed ten (10) years from the date of grant (five (5) years in the case of any Stock Option granted to a Grantee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary).

         c. Exercisability. Options shall become exercisable in accordance with the terms and conditions set forth herein and in the Grant Instrument. The Board may accelerate the exercise date of any or all outstanding Options at any time and for any reason.

         d. Termination of Employment. Subject to the exceptions below or such other exceptions as the Board deems appropriate and includes in the Grant Instrument, an Option only may be exercised while the Grantee is employed by the Company or its affiliates.

                  i. If the Grantee ceases to be employed by the Company or its affiliates for any reason other than those specified in Subsection (ii) below, any Option that is otherwise exercisable by the Grantee shall terminate if not exercised within ninety (90) days after the cessation of the Grantee's employment or by the expiration of the Option term, if earlier. All of the Grantee's Options that are not so exercisable shall terminate as of the date the Grantee's employment terminates.

                  ii. If the Grantee ceases to be employed by the Company or its affiliates on account of death or a "disability" (or dies within 90 days after termination of his employment), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year of the cessation of the Grantee's employment or by the expiration of the Option term, if earlier. (For this purpose, "disability" shall mean being disabled within the meaning of Code section 22(e)(3).) Any of the Grantee's Options not otherwise exercisable shall terminate as of the date the Grantee's employment terminates.

         e. Exercise. A Grantee may exercise an Option that has become vested and exercisable by giving the Board written notice of intent to exercise specifying: the Option being exercised; the number of shares as to which the Option is exercised; and the date to complete the exercise. Full payment of the Exercise Price shall be made by the Grantee on or before the exercise date.

         f. Limit. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year exceeds $100,000, then such Option, as to the excess, shall be treated as a Nonqualified Stock Option.

7.       Withholding of Taxes.

         All Options under the Plan shall be subject to applicable federal (including FUTA), state and local tax withholding requirements. The Company may require the Grantee to pay the amount of any such taxes that the Company is required to withhold with respect to the Options; alternatively, the Company may deduct the amount of any withholding taxes from other compensation payable to the Grantee.

8.       Nontransferability of Options.

         An Option shall be exercisable only by the Grantee, and shall not be transferable except by will or the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights upon satisfactory proof to the Company of the right to receive the Option under the Grantee's will or the applicable laws of descent and distribution. Any other attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of any Option, or the levy of any attachment, execution or similar process upon the rights conferred thereunder, shall terminate such Option.

9.       Transferability of Company Stock.

         All Company Stock acquired by the Grantee under this Plan shall be subject to such restrictions on transferability as may be set forth in the Company's Articles of Incorporation and Bylaws.

10.      Change of Control.

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         a. Any "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act (other than a person who is a shareholder of the Company as of the effective date of the Plan), directly or indirectly becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of Company securities representing more than 50% of the voting power of the then outstanding securities of the Company (other than as a result of the death of a shareholder); or

         b. There is (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company (immediately prior to the merger or consolidation) will not beneficially own (immediately after the merger or consolidation) shares entitling them to cast more than 50% of the votes which the shareholders of the surviving corporation, would be entitled to cast in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of the Company or
(iii) a liquidation or dissolution of the Company.

11.      Acceleration or Assumption Upon Change in Control.

         a.       If a Change of Control occurs, the Board may:

                  i. Accelerate by declaring all outstanding Options exercisable; or

                  ii. Provide for assumption of all outstanding Options, or replacement with comparable options, by the surviving corporation.

         b. Notwithstanding the foregoing, (subject to Subsection c. below), in the event of a Change of Control, the Board may take one or both of the following actions: (i) require that the Grantee surrender the Grantee's then exercisable Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's exercisable Options exceeds the Exercise Price of the Options, or (ii) after giving the Grantee an opportunity to exercise the Grantee's then exercisable Options, terminate any or all unexercised Options at such time as it deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

         c. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, neither the Grantee nor the Board shall have the right to take any actions described in the Plan (including, without limitation, actions described in Subsection b. above) that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

12.      Requirements for Issuance of Shares.

         a. Board Requirements. The Board may condition any Option on the Grantee's written consent to comply with such restrictions on the disposition of Company Stock acquired under an Option as it deems necessary or advisable (certificates representing such shares may be legended to reflect any such restrictions.)

         b. Legal Requirements. No Company Stock shall be issued or transferred in connection with any Option unless and until the Grantee complies with all legal requirements applicable to the issuance or transfer in a manner satisfactory to the Board. Certificates representing shares of Company Stock issued under the Plan shall be subject to such stop-transfer orders and other restrictions as may be required by applicable law, regulation and interpretation, including any requirement that a legend be placed thereon.

13.      Amendment and Termination of the Plan.

         a. Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by section 162(m) of the Code.

         b. Termination. The Plan shall terminate on December 14, 2008, unless terminated earlier by the Board or extended by the Board with the approval of the Company's shareholders.

         c. Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the Grantee's rights unless the Grantee consents or the Board acts under Section 19.a. The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or amended under Section 19.a. or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         d. Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14.      Funding of the Plan.

         The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of shares with respect to Options.

15.      Rights of Participants.

         Nothing in the Plan shall entitle any Employee to any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving a Grantee any right to continuing employment with the Company.

16.      Fractional Shares.

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Board shall determine whether cash or other awards or property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.      Headings.

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18.      Effective Date.

         This Plan shall be effective as of December 15, 1998.

19.      Miscellaneous.

         a. Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable law and any required approval by a governmental or regulatory agency. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Board may revoke any Option if it is contrary to law, or modify an Option to bring it into compliance with any valid and mandatory government regulation. The Board may, in its sole discretion, agree to limit its authority under this Section.

         b. Governing Law. The validity, construction, interpretation and effect of the Plan shall be exclusively governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent preempted by federal law.

                                  APPENDIX "A"
                                  SUBSIDIARIES



Pennsylvania Physicians Care Service Corp.

Physicians Care HMO, Inc.

Physicians Care PPO, Inc.

                                PRELIMINARY COPY


                                      PROXY

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

             This Proxy is Being Solicited by the Board Of Directors
                     in connection with a Special Meeting of
          Class A and Class B Shareholders to be held November 14, 1998

         The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Special Meeting of Class A and Class B Shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 777 East Park Drive, Harrisburg, Pennsylvania on November 14, 1998, at 9:30 a.m., or any adjournment thereof, all as more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

         1. Approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation (Class A and Class B Shares each vote separately as a class on this matter):



[ ]    FOR APPROVAL OF            [ ]   WITHHOLD                  [ ]   ABSTAIN
       PLAN OF                          AUTHORITY TO
       RECAPITALIZATION                 VOTE FOR
       AND AMENDED AND                  APPROVAL OF PLAN
       RESTATED ARTICLES                OF RECAPITALI-
       OF INCORPORATION                 ZATION AND
                                        AMENDED AND
                                        RESTATED
                                        ARTICLES OF
                                        INCORPORATION

         2. Approval of Amendments to Sections 3.5 and 10.1 of the Bylaws (only Class A Shares vote on this matter):



[ ]   FOR ADOPTION OF             [ ]   WITHHOLD                  [ ]   ABSTAIN
      THE AMENDMENTS TO                 AUTHORITY TO
      THE BYLAWS                        VOTE FOR
                                        ADOPTION OF THE
                                        AMENDMENTS TO
                                        THE BYLAWS

         3. Approval of the Stock Option Plan (only Class A Shares vote on this matter):


[ ]    FOR ADOPTION OF            [ ]   WITHHOLD                  [ ]   ABSTAIN
       THE STOCK OPTION                 AUTHORITY TO
       PLAN                             VOTE FOR
                                        ADOPTION OF THE
                                        STOCK OPTION
                                        PLAN


         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         The undersigned revokes all proxies heretofore given with respect to said meeting and approves all that the Proxies or their substitutes shall do by virtue hereof.

         This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted as to Class A Shares FOR Approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation, FOR Adoption of the Amendment of the Bylaws and FOR Adoption of the Stock Option Plan; and this Proxy will be voted as to Class B Shares FOR Approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation.

         The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share and, if applicable, all Class B Shares. Unless otherwise indicated by the undersigned, if the undersigned is a holder of both Class A and Class B Shares, this Proxy shall grant authority to vote the shares of both classes.


                                          Dated:_________________, 1998



                                          ------------------------------------
                                                 Signature of Shareholder



                                          ------------------------------------
                                                 Signature of Shareholder

                                          (Please sign exactly as your name
                                          appears hereon. Executors,
                                          administrators or trustees should so
                                          indicate when signing. If Shares are
                                          held by more than one person, all must
                                          sign.)


                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                                        2